Redeemable convertible preferred stock	9 Months Ended
Sep. 30, 2014
Equity [Abstract]
Redeemable convertible preferred stock

5. Redeemable convertible preferred stock

At December 31, 2012, and 2013, there were 36,000,000 shares of Series A preferred stock authorized and 30,523,036 shares of Series A preferred stock issued and outstanding with the following terms:

Conversion

Each share of Series A preferred stock is convertible, at the option of the holder, into shares of common stock at a rate of 1-for-1. The conversion of all outstanding Series A preferred stock will occur in connection with the closing of an initial public offering, provided the aggregate offering price equals or exceeds $50.0 million.

Voting rights

The holders of shares of the Company’s Series A preferred stock vote equally with shares of common stock on an as-if converted to common stock basis on all matters, including the election of directors.

Dividend rights

The holders of each Series A share are entitled to receive any noncumulative dividends on an equal basis with common stock, when and if declared by the Board.

Redemption rights

In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the Company is required to redeem shares of Series A preferred stock at the original issue price of $2.53 per share plus any noncumulative dividends declared by the Board. If the holders have not previously exercised the rights granted to them, the Series A preferred stock is redeemable within 365 days after July 1, 2017, subject to a majority vote of the then outstanding Series A preferred shares. As the redemption events described above could occur and are not solely within the Company’s control, all shares of preferred stock have been presented outside of permanent equity.

On December 19, 2012, certain Series A stockholders exercised their conversion right and converted 4,211,303 shares of Series A preferred stock to common stock to participate in a common share sale transaction between the Company’s principal stockholder and a new investor pursuant to the pre-existing tag-along right. On December 20, 2012, the Series A preferred stock was modified to eliminate an 8% cumulative dividend and to extend the redemption date to July 2017. The 8% cumulative dividend had been accreted using the effective interest method from the time of issue through February 28, 2016, until the 8% cumulative dividend was eliminated on December 20, 2012. The Company recorded preferred stock dividend accretion of $4.2 million and $3.4 million in the years ended December 31, 2012 and 2011, respectively. On December 21, 2012, a dividend of $1.05 per share was declared and paid to holders of common and preferred stock totaling $117.4 million. The dividend payment to the preferred stockholders represented a settlement of accumulated dividends to date, prepayments of future cumulative dividends and participation in additional dividends paid to common stockholders as contractually provided for. The cash dividend was reflected first as a reduction to preferred stock to the extent that such dividend payments were accreted, with any cash paid in excess of this amount recorded as a reduction of retained earnings until exhausted, then as a reduction of additional paid-in-capital until exhausted, and then as accumulated deficit.